                                                                   Exhibit 99.40

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                               (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :                                  FIXED $        2/28 $       3/27 $       5/25 $        OTHER
----------------------------------   -----------   -----------   ----------   ----------   ----------
                          BELOW 70    16,153,194    65,136,067    7,341,532    2,245,184    6,734,995
                       70.01 TO 75     3,329,785    47,301,963    3,678,082    2,711,558    1,380,115
                       75.01 TO 80    23,683,322   590,639,581   23,261,469   10,802,864   35,241,834
                       80.01 TO 85     5,918,104    68,345,656    4,517,853    1,518,771    7,530,424
                       85.01 TO 90     9,128,278   100,942,364    7,542,565    3,031,557    4,844,576
                       90.01 TO 95    14,557,076    68,935,999    2,857,929    1,622,024    1,151,881
                      95.01 TO 100   122,008,271     1,489,426            0            0       54,867
                       100.01 PLUS   194,778,029   942,791,057   49,199,430   21,931,959   56,938,693

FICO
                         BELOW 549     3,004,378    68,555,882    3,179,373      111,805      457,806
                        550 TO 574     4,583,034    68,480,679    3,904,368      524,408    1,346,288
                        575 TO 599    17,360,020   103,185,351    4,959,717    1,559,975    3,175,638
                        600 TO 624    39,300,810   192,996,595   10,763,045    3,280,263    3,537,764
                        625 TO 649    38,740,602   175,066,887    8,266,189    3,544,390    9,140,334
                        650 TO 674    35,002,893   135,578,216    6,860,174    5,942,736    5,369,532
                        675 TO 699    23,315,161    84,824,111    4,841,281    3,230,473    7,644,511
                          700 PLUS    33,471,133   114,103,336    6,425,283    3,737,910   26,266,819

PROPERTY TYPE:
            SINGLE-FAMILY DETACHED   135,976,743   654,780,273   35,245,620   16,208,623   38,189,584
                               PUD    25,863,196   131,374,666    3,704,901    3,018,033    8,390,614
                             CONDO    17,729,712    83,194,359    3,387,397    1,542,391    5,391,718
                     3+ FAMILY DET     2,526,271    13,741,253    1,876,359            0    2,013,608
                MANUFACTURED HOUSE
                             OTHER    12,682,107    59,700,505    4,985,153    1,162,912    2,953,168

PURPOSE:
                          PURCHASE   116,373,360   478,186,998   13,277,379    6,437,358   22,476,154
               REFINANCE RATE/TERM     7,130,563    24,795,239    1,250,063    1,178,962    1,765,772
 CASH OUT REFI (COF) BELOW  70 LTV    11,947,069    57,587,610    6,463,516    2,245,184    6,015,358
          COF WITH LTV 70.01 TO 75     3,203,882    38,969,799    3,452,564    2,299,738    1,380,115
          COF WITH LTV 75.01 TO 80    12,923,561   172,103,120   12,293,753    4,906,870   14,818,940
          COF WITH LTV 80.01 TO 85     5,009,623    58,026,758    4,344,862    1,518,771    5,452,208
          COF WITH LTV 85.01 TO 90     6,700,575    68,741,122    5,804,308    2,860,679    3,823,397
          COF WITH LTV 90.01 TO 95     7,061,547    43,645,277    2,312,985      484,397    1,151,881
         COF WITH LTV 95.01 TO 100    24,427,848       735,134            0            0       54,867
          COF WITH LTV 100.01 PLUS
                             OTHER

OCCUPANCY STATUS:
                    OWNER OCCUPIED   189,868,317   906,817,667   48,290,142   20,580,528   54,458,929
                          2ND HOME     3,726,450    22,867,457      449,676      576,068    1,791,671
                        INVESTMENT     1,183,263    13,105,932      459,612      775,363      688,093
                             OTHER

LOAN BALANCE
                      BELOW 50,000    26,091,308     1,153,022       45,583            0            0
              50,000.01 TO 100,000    74,540,584    22,195,912      840,051      403,238      880,658
             100,000.01 TO 150,000    41,453,433    75,063,103    4,418,334    1,808,247    4,118,588
             150,000.01 TO 200,000    15,120,285    99,732,409    4,150,780    2,136,548    4,791,898
             200,000.01 TO 400,000    20,898,123   458,874,275   24,299,859   10,703,262   24,016,982
             400,000.01 TO 500,000     7,645,555   146,847,184   10,268,610    4,929,508   10,832,524
             500,000.01 TO 600,000     2,228,596    75,053,362    3,270,350    1,102,500    6,163,200
           600,000.01 TO 1,000,000     6,800,144    63,871,790    1,905,863      848,657    6,134,843
            1,000,000.01 AND ABOVE

LOAN TERM
                         >30 YEARS
                          30 YEARS    58,108,598   942,791,057   49,199,430   21,931,959   56,938,693
                          20 YEARS     1,059,600             0            0            0            0
                          15 YEARS   135,609,832             0            0            0            0
                             OTHER

DOCUMENTATION TYPE
                FULL DOCUMENTATION    62,810,130   300,674,174   14,783,196    7,557,405   25,967,893
             LIMITED DOCUMENTATION   116,969,578   495,312,793   20,010,059    9,298,298   19,989,018
     STATED DOCS WITH LTV BELOW 70     5,901,732    32,261,645    5,121,114    1,290,317    4,215,778
  STATED DOCS WITH LTV 70.01 TO 75       915,931    23,237,410    2,332,374    1,826,499            0
  STATED DOCS WITH LTV 75.01 TO 80     4,350,561    47,708,323    3,945,938      895,932    4,236,934
  STATED DOCS WITH LTV 80.01 TO 85     1,475,563    17,656,352    1,339,865      896,219    1,627,489
  STATED DOCS WITH LTV 85.01 TO 90     2,214,191    25,940,361    1,666,883      167,289      901,581
  STATED DOCS WITH LTV 90.01 TO 95
 STATED DOCS WITH LTV 95.01 TO 100       140,343             0            0            0            0
 STATED DOCS WITH LTV ABOVE 100.01
                             OTHER

LIEN STATUS
                          1ST LIEN    62,840,020   942,791,057   49,199,430   21,931,959   56,938,693
    SECOND LIENS WITH LTV BELOW 85       229,615             0            0            0            0
 SECOND LIENS WITH LTV 85.01 TO 90     2,093,711             0            0            0            0
 SECOND LIENS WITH LTV 90.01 TO 95     7,888,947             0            0            0            0
SECOND LIENS WITH LTV 95.01 TO 100   121,725,737             0            0            0            0
SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
           DOLLAR OF MORTGAGE TYPE             0   163,421,572   10,778,473    6,089,911   36,933,405
                         AVE. FICO             0           669          659          661          708
                          AVE. LTV             0          81.1        84.03        80.19        79.91
                     % STATED DOCS             0           7.7         5.27         12.4        13.46
                       % FULL DOCS             0         36.08        59.58        30.78        45.64

MH STRATIFICATION:
------------------------------
Total Balance                              0
% Pool Balance                          0.00%
Ave. FICO                                  0
Ave. LTV                                   0
% Full Docs                                0%

SILENT SECONDS STRATIFICATION:
------------------------------
Total Balance                    573,456,117
% Pool Balance                        4531.0%
Ave. FICO                                658
Ave. LTV                                79.9
% Full Docs                            25.30%

SECOND LIEN STRATIFICATION:
------------------------------
Total Balance                    131,938,010
% Pool Balance                         10.42
Ave. FICO                                659
Ave. LTV                               99.46
% Full Docs                            25.16%

LTV ABOVE 90 STRATIFICATION:
------------------------------
Total Balance                    212,677,473
% Pool Balance                         16.80
Ave. FICO                                645
Ave. LTV                               97.74
% Full Docs                            35.68%